Exhibit 10.1

                           THE MED-DESIGN CORPORATION
              AMENDED AND RESTATED NON-QUALIFIED STOCK OPTION PLAN

                   Amended and Restated as of November 1, 1996

                                    ARTICLE I
                                   DEFINITIONS

     1.1. In this Stock Option Plan (hereinafter referred to as the "Plan") unless the context otherwise requires, references to the following words shall have the following meanings:

     "Board of Directors" shall mean the Board of Directors of the Company as constituted from time to time.

     "Business Day" shall mean a day (other than a Saturday or Sunday) on which the principal office of the Company in Philadelphia, Pennsylvania, is open for the conduct of normal business.

     "Change in Control" shall mean a change in control of the Company of a nature that would be required to be reported (assuming such event has not been "previously reported") in response to Item 1(a) of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; provided that, without limiting the foregoing, a "Change in Control" shall be deemed to have occurred at such time as (a) any Person (as defined in the Exchange Act) after the date hereof becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 10% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors ("Voting Securities"), or (b) during any period of two consecutive years after the date of the initial acquisition by such Person of Voting Securities of the Company, individuals who constitute the members of the Board of Directors of the Company on the date of such acquisition, or at the commencement of any two year period thereafter (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date of such acquisition whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least eighty percent (80%) of the directors comprising the Incumbent Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without objection to such nomination) shall be considered as though such person were a member of the Incumbent Board, or (c) the shareholders of the Company approve a merger or consolidation of the Company with any other entity other than (i) a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the entity surviving such merger or consolidation), in combination with Voting Securities of the Company or such surviving entity held by a trustee or other fiduciary pursuant to any employee benefit plan of the Company or such surviving entity or any Subsidiary of the Company or such surviving entity, at least 75% of the combined voting power of the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person becomes the beneficial owner of securities of the

Company or the entity surviving such merger or consolidation representing more of the combined voting power of the securities of the Company or such surviving entity outstanding immediately after such merger or consolidation than such Person was the beneficial owner of immediately prior to such recapitalization, or (d) the shareholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     "Company" shall mean The Med-Design Corporation.

     "Date of Grant" shall mean the date on which an Option is granted to a Qualified Person by the Company pursuant to Article V hereof.

     "Disability" means permanent and total disability as defined in Section 422(c)(6) of the Internal Revenue Code of 1986, as amended.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act or statute.

     "Expiration Date" for each Option, shall mean the date fixed by the Board of Directors pursuant to section 7.1 of the Plan.

     "Independent Director" shall mean any director of the Company who is not an employee or officer of the Company or any Subsidiary.

     "Market Value," on the Date of Grant of any Option, shall mean (i) the last sale price (regular way) of the Shares on the Date of Grant or, if no such sale takes place on such day, the average of the closing bid and asked prices on the New York Stock Exchange Composite Tape or, if the Shares are not listed or admitted to trading on the New York Stock Exchange on the Date of Grant, on the national securities exchange in or nearest the City of New York on which the Shares are listed or admitted to trading, or (ii) if on the Date of Grant the Shares are not listed or admitted to trading on any national securities exchange, the last sale price (regular way) of the Shares on the Date of Grant or if no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a similar organization if NASDAQ is no longer reporting such information, or (iii) if on the Date of Grant the Shares are not quoted by any such organization, the fair market value of the Shares on the Date of Grant as determined by the Committee.

     "Option" shall mean a right to subscribe for Shares granted to a Qualified Person pursuant to the Plan.

     "Option Holder" shall mean a Qualified Person or former Qualified Person who holds an Option.

     "Option Shares" shall mean unissued Shares in respect of which Options are granted.

     "Plan" shall mean The Med-Design Corporation Non-Qualified Stock Option
Plan.

     "Qualified Person" shall mean any employee or officer of, or consultant to, the Company or any Subsidiary or any Independent Director.

     "Retirement" means retirement from active employment with the Company or any Subsidiary at or after the age established by the Committee from time to time for purposes of the Plan, or earlier in any particular case with the consent of the Committee.

     "Shares" shall mean the authorized shares of common stock of the Company.

     "Stock Option Agreement" shall mean the Stock Option Agreement substantially in the form set out in Appendix A to the Plan, as such agreement may be amended by the Committee from time to time.

     "Subscription Price" shall mean the price payable for a Share on the exercise of an Option, as determined in accordance with Article VI herein and as it may be adjusted pursuant to section 4.2 hereof.

     "Subsidiary" shall mean any corporation which at the time qualifies as subsidiary of the Company under the definition of "subsidiary corporation" in
Section 424(f) of the Internal Revenue of Code of 1986, as amended.

     "Termination Date" shall mean the first to occur of the dates described in
Article VIII hereof.

                                   ARTICLE II
                                     GENERAL

     2.1. The purpose of the Plan is to advance the interest of the Company and its shareholders by affording to Qualified Persons an opportunity to acquire or increase their proprietary interest in the Company by the grant to such Qualified Persons of Options. By thus encouraging such Qualified Persons to become owners of the common stock of the Company, the Company seeks to motivate, retain, and attract those highly competent individuals upon whose judgment, initiative, leadership, and continued efforts the success of the Company in large measure depends.

     2.2. The Company shall pay any and all fees and expenses incurred in connection with the exercise of any Options hereunder, other than the Subscription Price, and federal, state or local taxes incident to the exercise of Options and any professional fees incurred by Option Holders in connection with the exercise of Options.

                                   ARTICLE III
                             ADMINISTRATION OF PLAN

     3.1. The Plan shall be administered by the Board of Directors. The Board of Directors may at its discretion grant an Option to any Qualified Person (other than an Independent Director) on the terms set forth herein in respect of the number of Option Shares that the Board of Directors shall specify.

     3.2. Subject to the limitations contained in Article IV hereof and except as provided in Section 5.1 hereof, the total number of Option Shares for which any Options may be granted shall be such number as determined by the Committee.

     3.3. Subject to the express provisions of the Plan, the Board of Directors shall also have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, to determine the details and provisions of each Option, and to make all other determinations necessary or advisable in the administration of the Plan.


                                   ARTICLE IV
                                   LIMITATIONS

     4.1. Subject to adjustment pursuant to the provisions of Section 4.2 hereof, the total number of Shares which may be issued and sold hereunder shall not exceed five hundred thousand (500,000) Shares.

     4.2. If and to the extent that the Shares shall be increased or reduced by reason of a recapitalization, a reclassification, a distribution or a dividend payable in stock, a rights issue, a sub-division or consolidation of Shares or an increase or reduction of capital, then the number of Shares subject to Options, the Subscription Price per Share and the number of Shares subject to the Plan shall be proportionately adjusted. If the Company is reorganized or consolidated or merged with another entity, each Option Holder shall be entitled to receive an Option in exchange for each Option then held by such Option Holder, but only if such Option has not terminated pursuant to Section 8.1 or
8.2 of the Plan and only to the extent such Option has not theretofore been exercised, covering Shares or such other ownership interest of such reorganized, consolidated, or merged entity in the same proportion, at an equivalent price and subject to the same terms and conditions; provided, however, that the issuance of securities by the Company as consideration for the acquisition by the Company of securities of another corporation or any other asset shall not be regarded as a circumstance requiring adjustment.

                                    ARTICLE V
                                GRANT OF OPTIONS

     5.1. (a) (i) Effective as of March 15, 1995, each Independent Director shall be granted an option for eight thousand (8,000) Option Shares at a Subscription Price of seven dollars ($7.00). Such Options shall be fully vested and exercisable upon grant and expire on March 15, 2000.

              (ii) On June 3, 1996, and on June 1 (or if such day is not a Business Day, the Business Day immediately following such day) in each calendar year thereafter, each Independent Director shall be granted an Option for sixteen thousand (16,000) Option Shares. Each Option shall automatically be vested and exercisable in full (subject to termination pursuant to Section 8.2) one year after the Date of Grant.

          (b) Subject to the express provisions of the Plan and the rules of the Plan, the form, manner of exercise and timing of grants and vesting of Options and the number of Shares comprised in an Option shall be at the absolute discretion of the Committee.

          (c) Each Option granted hereunder (with the exception of the grant of Options to the Independent Directors pursuant to Section 5.1(a)) shall be recorded in the minutes of a meeting of or the written consent of the Board of Directors and evidenced by a Stock Option Agreement dated as of the Date of the Grant and executed by the Company and the Option Holder, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Board of Directors in its sole discretion consistent with the Plan.

     5.2. The terms of any Option granted under the Plan shall include a provision making such Option nontransferable by the Option Holder (other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act, or the rules thereunder).


                                   ARTICLE VI
                               SUBSCRIPTION PRICE

     6.1. The Subscription Price for a Share subject to an option granted hereunder shall not be less than the Market Value of the Share on the Date of Grant of the Option. The Subscription Price shall be adjusted pursuant to
Section 4.2 of the Plan. At the time of exercise of the Option by the Option Holder, the Subscription Price for such Shares shall be paid in full in United States dollars.

                                   ARTICLE VII
                           RIGHT TO EXERCISE AN OPTION

     7.1. Each Option granted pursuant to the Plan shall contain provisions, established by the Board of Directors (unless established by the Plan), setting forth the manner of exercise of such Option, the date or dates on which and the number of Shares for which such Option becomes vested and exercisable, and the Expiration Date of such Option. In no event, however, shall any Option granted hereunder be exercisable by its terms after the expiration of ten (10) years from the Date of Grant thereof.

     7.2. With respect to any Option Holder other than an Independent Director, if the employment of an Option Holder by the Company or any Subsidiary is terminated (other than by reason of Retirement, death or Disability), each Option of such Option Holder shall be exercisable prior to its Expiration Date (subject to Section 8.1 hereof) only if, and only to the extent that, such Option, in accordance with its terms, is vested and exercisable on the date on which the employment of such Option Holder by the Company or such Subsidiary is terminated. Each Option shall automatically be vested and exercisable in full (subject to termination pursuant to Section 8.1) if the employment of the Option Holder by the Company or any Subsidiary is terminated by the Company or such Subsidiary (other than by reason of death or Disability) within six (6) months after the occurrence of any Change in Control.

     7.3. With respect to any Option Holder who is an Independent Director, each Option shall automatically be vested and exercisable in full (subject to termination pursuant to Section 8.2) if the Option Holder is removed as a director of the Company (other than by reason of Disability) within six (6) months after the occurrence of any Change in Control.

                                  ARTICLE VIII
                              TERMINATION OF OPTION

     8.1. Except as otherwise stated herein, each Option held by a Qualified Person other than an Independent Director shall terminate on the first to occur of the following dates (the "Termination Date"):

          (a) The expiration of thirty (30) calendar days after the date on which the employment of such Qualified Person by the Company or any Subsidiary is terminated by the Company or such Subsidiary for cause (which shall not include Disability), except if such termination occurs within six
     (6) months after the occurrence of any Change in Control.

          (b) The expiration of ninety (90) calendar days after the date on which the employment of such Qualified Person by the Company or any Subsidiary is terminated by such Qualified Person (except if such termination occurs by reason of Retirement, death or Disability).

          (c) The Expiration Date.

     The granting of an Option to a Qualified Person does not alter in any way the existing rights of the Company or any Subsidiary to terminate the employment of such Qualified Person with or without cause and does not create an actual or implied contract of employment.

     If an Option is to terminate on either of the dates described in subsections (a) and (b) of this Section 8.1, the option may be exercised prior to the Termination Date only if, and only to the extent that, the Option, in accordance with its terms, is vested and exercisable on the date on which the employment of the Qualified Person by the Company or any Subsidiary is terminated.

     8.2. Except as otherwise stated herein, each Option held by an Independent Director shall terminate on the first to occur of the following dates (the "Termination Date"):

          (a) The expiration of thirty (30) calendar days after the date on which such Independent Director resigns as a director of the Company or the term of such Independent Director as a director of the Company expires and such Independent Director is not reelected (in either case, other than by reason of death or Disability) or after the date on which such Independent Director is removed as a director of the Company for cause (which shall not include Disability), except if such termination occurs within six (6) months after the occurrence of any Change in Control.

          (b) The Expiration Date.

     If an Option is to terminate pursuant to subsection (a) of this Section 8.2, the Option may be exercised prior to the Termination Date only if, and only to the extent that, the Option, in accordance with its terms, is vested and exercisable on the date on which the Independent Director resigns or is removed as a director of the Company or the term of such Independent Director expires.

                                   ARTICLE IX
                   EXERCISE OF OPTIONS AND SHAREHOLDERS RIGHTS

     9.1 An Option may be exercised only for full Shares. No fractional Shares shall be issued.

     9.2 No Option may be exercised in whole or in part and the Company shall not be required to issue or deliver any certificate evidencing Shares purchasable upon the exercise of any Option prior to fulfillment of all of the following conditions:

          (a) receipt by the Secretary of the Company from the Option Holder or his executor or administrator of a written notice of exercise of the Option specifying the number of Shares for which the Option is to be exercised, substantially in the form set out as Exhibit 1 to such Option Holder's Stock Option Agreement, together with full payment of the Subscription Price per Share in United States dollars for each Share for which the Option is to be exercised;

          (b) if the Option is to be exercised by an executor or administrator of the Option Holder, receipt by the Secretary of the Company from such executor or administrator of evidence satisfactory to the Company of such person's right to exercise the Option;

          (c) (i) receipt by the Secretary of the Company from the Option Holder or his executor or administrator of such documents as the Company shall deem necessary to determine whether registration of the Shares is required under the Securities Act of 1933 or to comply with such act or any other law and (ii) the completion of any such registration or other qualification of such Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee shall in its sole discretion deem necessary or advisable;

          (d) receipt by the Company of any approval or other consent from any federal, state of foreign governmental agency that the Committee shall in its sole discretion deem necessary or advisable;

          (e) if requested by the Company, receipt by the Secretary of the Company from the Option Holder or his executor or administrator of a letter representing that the Shares to be acquired upon exercise of the Option are to be acquired for the account of the Option Holder or for the account of his executor or administrator for investment and not with a view to distribution of such Shares; and

          (f) for issuance of certificates evidencing Shares for which the Option has been exercised, the lapse of such reasonable period of time following the exercise of the option as the Committee from time to time may establish for reasons of administrative convenience.

     9.3 If notice is duly given of a Resolution for the voluntary winding up of the Company an Option Holder may forthwith and before the commencement of the winding-up exercise his Option up to the full extent to which it remains vested and unexercised (but so that such exercise shall be conditional upon such Resolution being passed) provided that an Option shall not be exercisable later than the Termination Date.

     9.4 No Option Holder shall have any rights as a shareholder with respect to Shares subject to an Option until the date of exercise of such Option in accordance with the Plan and the issuance of the Shares for which the Option has been exercised. All Shares acquired by an Option Holder pursuant to the Plan shall be subject to the restrictions contained in the Certificate of Incorporation and Bylaws of the Company, as in effect on the date hereof and as they may be amended or restated from time to time, and (subject thereto) shall be effective on the date of issue thereof and rank pari passu with the Shares of the Company then issued and outstanding (including the right to receive all dividends or other distributions thereafter declared, paid or made by reference to a record date falling on or after the date of issue thereof). Except for adjustments to be made to Options pursuant to the terms of the Plan, no adjustment shall be made for dividends or other rights that have accrued to shareholders of the Company prior to the date of issue of such Shares.

                                    ARTICLE X
                TERMINATION, AMENDMENT, AND MODIFICATION OF PLAN

     10.1. The Board of Directors of the Company may at any time terminate the Plan and may at any time and from time to time and in any respect amend or modify the Plan; provided, that no termination, amendment, or modification of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Option Holder or (in the event of his death) his executors and administrators and (b) the provisions of Sections 5.1(a) and 6.1 shall not be amended more than once in each period of six calendar months from and after the date hereof, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, or the rules thereunder.

                                   ARTICLE XI
                                  MISCELLANEOUS

     11.1. The adoption of the Plan shall not affect any other stock option or incentive stock option or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company or any Subsidiary from establishing any other forms of incentive or other compensation for employees of the Company or any Subsidiary.

     11.2. The Plan shall be binding upon the successors and assigns of the Company.

     11.3. The place of administration of the Plan shall conclusively be deemed to be within the Commonwealth of Pennsylvania and the validity, construction, interpretation, administration, and effect of the Plan and of its rules and regulations and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of the State of Delaware.

     11.4. No member of the Board of Directors of the Company shall be liable, in respect to this Plan, for any act whether of commission or omission taken by any other member or by any officer, agent, or employee of the Company, any Subsidiary or any affiliated company, nor, except in circumstances involving his own bad faith, for anything done or omitted to be done by himself.

                                   ARTICLE XII
                             EXCHANGE ACT COMPLIANCE

     12.1. Notwithstanding anything to the contrary herein, each grant of an Option to an officer of the Company and the terms of such Option shall be subject to approval of the Disinterested Administrators, in their sole discretion.

     12.2. With respect to persons who are subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with Rule 16b-3 or its successor provisions under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Board of Directors.

Attest:                                     THE MED-DESIGN CORPORATION

By: __________________________              By: __________________________
    Joseph N. Bongiovanni, III                  James M. Donegan
    Secretary                                   President/CEO

(SEAL)
                                      -17-